UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 18, 2021
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Carrols Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware		001-33174	83-3804854
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

968 James Street
Syracuse,	New York		13203
(Address of principal executive office)			(Zip Code)

Registrant’s telephone number, including area code:		(315)	424-0513

N/A
(Former name or former address, if changed since last report.)
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	TAST	The NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On June 18, 2021, at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Carrols Restaurant Group, Inc. (the "Company"), the Company’ stockholders approved an amendment to the Company’s 2016 Stock Incentive Plan, as amended (the "2016 Plan Amendment"). A summary of the 2016 Plan Amendment is set forth in the Company's definitive proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission on April 28, 2021. The foregoing summary of the 2016 Plan Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the 2016 Plan Amendment, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On June 18, 2021, the Company held its Annual Meeting. At the Annual Meeting, the Company’s stockholders (i) re-elected David S. Harris and Deborah M. Derby as Class III directors, to serve three-year terms that expire at the Company's 2024 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified, (ii) voted to adopt, on an advisory basis, a resolution approving the compensation of the Company's Named Executive Officers as described in the Company’s Proxy Statement under “Executive Compensation”, (iii) voted to approve the 2016 Plan Amendment as described in the Proxy Statement under “PROPOSAL 3”, and (iv) voted to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2021 fiscal year.

The results of voting for each proposal submitted to the stockholders are as follows:

Proposal 1. Election of Class III Directors, David S. Harris and Deborah M. Derby.

Name	For	Against	Abstain	Broker Non-Vote
David D. Harris	44,225,121	2,774,243	4,631	6,140,652
Deborah M. Derby	46,526,185	473,192	4,618	6,140,652

Proposal 2. Approval, on an advisory basis, of a resolution approving the compensation of the Company's Named Executive Officers as described in the Proxy Statement under “Executive Compensation”.

For	Against	Abstain	Broker Non-Vote
39,887,116	6,819,845	297,034	6,140,652

Proposal 3. Approval of the 2016 Plan Amendment as described in the Proxy Statement under “PROPOSAL 3”.

For	Against	Abstain	Broker Non-Vote
46,036,803	767,396	199,796	6,140,652

Proposal 4. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year.

For	Against	Abstain
53,124,464	18,229	1,954

Additionally, on June 18, 2021, the holders of all of the outstanding shares of the Company's Series B Convertible Preferred Stock voted to re-elect Christopher Finazzo and Matthew Dunnigan to the Company’s Board of Directors. Mr. Finazzo and Mr. Dunnigan each will serve as a Class B Director for a one-year term that expires at the Company’s 2022 Annual Meeting of Stockholders or until their respective successors shall have been elected and qualified.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits
10.1 Second Amendment to Carrols Restaurant Group, Inc. 2016 Stock Incentive Plan+
104 Cover Page Interactive Data File (formatted as Inline XBRL)
+ Compensatory plan or arrangement

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2021

CARROLS RESTAURANT GROUP, INC.

By:	/s/ Jared L. Landaw
Name:	Jared L. Landaw
Title:	Vice President, General Counsel and Secretary